Exhibit 23(e)(viii) on Form N-1A
                                           Exhibit 1 under Item 601/Reg. S-K
                                 Exhibit E
                                   to the
                           Distributor's Contract

                            Huntington VA Funds


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             FUNDS                   DATE ADDED TO CONTRACT
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Huntington VA Growth Fund               December 1, 2001
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Huntington VA Income Equity             December 1, 2001
Fund
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Huntington VA Dividend Capture          December 1, 2001
Fund
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Huntington VA Mid Corp America          December 1, 2001
Fund
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Huntington VA New Economy Fund          December 1, 2001
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Huntington VA Rotating Markets          December 1, 2001
Fund
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Huntington VA Macro 100 Fund             April 30, 2004
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Huntington VA International              April 30, 2004
Equity Fund
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Huntington VA Mortgage                   April 30, 2004
Securities Fund
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Huntington VA Situs Small Cap            April 30, 2004
Fund
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      As of the 30th day of April, 2004, the following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001 and as amended, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), and the Investment Company executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

   Witness the due execution hereof this 8th day of March, 2004.


HUNTINGTON VA FUNDS            EDGEWOOD SERVICES, INC.


By:  /s/ George M. Polatas     By:  /s/ Charles L. Davis, Jr.
Name: George M. Polatas        Name:Charles L. Davis, Jr.
Title:        Vice President        Title:     Vice President